Exhibit 99.1

Trinity Capital Achieves $395 Million of New Commitments and $306 Million in Funded Investments in the First Quarter of 2026

PHOENIX, April 10, 2026 /PRNewswire/ -- Trinity Capital Inc. (Nasdaq: TRIN) (the “Company”), a leading alternative asset manager, today announced a portfolio update for the first quarter of 2026. Trinity Capital funded $306 million of total investments and originated $395 million of new commitments during the first quarter of 2026.

First quarter 2026 investment highlights:

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Investments funded totaled approximately $306 million, which was comprised of $236 million in secured loans, $54 million in equipment financings and $16 million in warrant and equity investments.
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The Company originated approximately $395 million of new commitments, which was comprised of $304 million in secured loans, $75 million in equipment financings and $16 million in equity investments.
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The Company funded approximately $176 million to 10 new portfolio companies, $129 million to 20 existing portfolio companies and $1 million to multi-sector holdings.
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Proceeds received from repayments and exits of the Company’s investments totaled approximately $238 million, which included $109 million from early debt repayments, $69 million from scheduled/amortizing debt payments, $52 million from investments sold to multi-sector holdings and $8 million from warrant and equity exits.

Trinity Capital will release its complete 2026 financial results on Wednesday, May 6, 2026 and will discuss its financial results on a conference call the same day at 12:00 p.m. ET.

To listen to the call, please dial (800) 267-6316 or (203) 518-9783 internationally and reference Conference ID: TRINQ126 if asked, approximately 10 minutes prior to the start of the call. A live webcast of the 2026 financial results conference call will also be available on the Investor Relations section of the Company's website at ir.trinitycapital.com. A replay will be available on the Company's website for 90 days following the conference call.

About Trinity Capital Inc.

Trinity Capital Inc. (Nasdaq: TRIN) is an international alternative asset manager that seeks to deliver consistent returns for investors through access to private credit markets. Trinity Capital sources and structures investments in well-capitalized growth-oriented companies across five distinct lending verticals: Sponsor Finance, Equipment Finance, Tech Lending, Asset Based Lending, and Life Sciences. Headquartered in Phoenix, Arizona, Trinity Capital’s dedicated team is strategically located across the United States and Europe. For more information on Trinity Capital, please visit trinitycapital.com and stay connected to the latest activity via LinkedIn and X (@trincapital).

Forward-Looking Statements

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission (“SEC”). The Company undertakes no duty to update any forward-looking statement made herein, except as required by law. All forward-looking statements speak only as of the date of this press release. More information on risks and other potential factors that could affect the Company’s financial results, including important factors that could cause actual results to differ materially from plans, estimates or expectations, is included in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed annual report on Form 10-K and subsequent SEC filings.

Contact

Ben Malcolmson

Head of Investor Relations

Trinity Capital, Inc.

ir@trinitycapital.com

(480) 852-3950